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THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT
                TO RULE 901 (d) OF REGULATION S-T


               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                            FORM 8-K

       Current Report Pursuant to Section 13 or 15 (d) of
                   The Securities Act of 1934


Date of Report (Date of earliest event reported) October 20, 1995
                                                 ----------------

                       STACEY'S BUFFET, INC.
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)


                             FLORIDA
         ----------------------------------------------

         (State or Other Jurisdiction of Incorporation)


    000-16791                          59-2736736
------------------------    ---------------------------------
(Commission File Number)    (IRS Employer Identification No.)


   801 West Bay Drive, Suite #704, Largo, Florida      34640
--------------------------------------------------------------
   (Address of Principal Executive Offices)         (Zip Code)

                         (813) 581-4492
-----------------------------------------------
      (Registrant's Telephone Number, Including Area Code)

  -------------------------------------------------------------

  (Former Name or Former Address, if Changed Since Last Report)

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             INFORMATION TO BE INCLUDED IN FORM 8-K



Item 1.        Change in Control of Registrant.

                    Not Applicable.


Item 2.        Acquisition or Disposition of Assets.

                    See Press Release attached as Exhibit EX-99.PR.
                                                  -----------------

Item 3.        Bankruptcy or Receivership.

                    Not Applicable.


Item 4.        Changes in Registrant's Certifying Accountant.

                    Not Applicable.


Item 5.        Other Events.

                    Not Applicable


Item 6.        Resignation of Registrant's Directors.

                    Not Applicable.


Item 7.        Financial Statements and Exhibits.

                    Not Applicable.


Item 8.        Change in Fiscal Year.

                    Not Applicable.


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                           SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                       Stacey's Buffet, Inc., a Florida Corporation
                       --------------------------------------------



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
Date: October 31, 1995             Stephen J. Marrier, CEO
                            -------------------------------------
                                   Stephen J. Marrier, CEO

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